Exhibit 10.26

BLANKET AMENDMENT TO LEASES

This is a Blanket Amendment (“Amendment”), dated effective May 5, 2008, amending the following Leases:

(i) that certain Ground Lease dated September 16, 2008 (the “Ground Lease”) between Harrington Memorial Hospital, Inc., a Massachusetts nonprofit corporation (“Harrington”), and Central Massachusetts Comprehensive Cancer Center, LLC, a Massachusetts limited liability company (“CMCC”);

(ii) that certain Construction Sublease dated September 16, 2008 (the “Construction Sublease”) by and between Harrington, CMCC and Theriac Enterprises of Harrington, LLC, a Florida limited liability company (“Theriac”);

(iii) that certain Lease dated September 16, 2008 (the “CMCC Lease”) between Theriac and CMCC; and

(iv) that certain Lease dated September 15, 2008 (the “Harrington Lease”) between Theriac and Harrington.

The Ground Lease, Construction Sublease, CMCC Lease, and Harrington Lease shall be collectively referred to as the “Leases”, Harrington, CMCC and Theriac agree as follows:

1. Terms. This Amendment supplements and modifies the terms of the Leases and shall be construed as part thereof, and the term “Leases”, wherever used, shall be deemed to include the following terms and conditions. In the event of any conflict between the terms of this Amendment and the terms of the Leases, the terms of this Amendment shall control.

2. Modification. The Leases are hereby modified as follows:

The legal description for the “Land” attached as Exhibit A to the Ground Lease, which is referred to as the “Demised Premises” in the Construction Sublease and the “Land” in the CMCC Lease and Harrington Lease, is hereby replaced with the legal description attached hereto as Exhibit A-1.

3. Effect. Except as modified by this Amendment, each and every one of the terms, conditions and provisions contained within the Leases shall continue and remain in full force and effect.

[Signature page(s) to follow]

Signed, sealed and delivered in the presence of:		HARRINGTON: Harrington Memorial Hospital, Inc., a Massachusetts nonprofit corporation

	/s/ James Bunnell	By:	/s/ Edward Moore
Print:	James Bunnell	Print: Edward Moore
Its: CEO/President
/s/ James Bunnell
Print:	James Bunnell	Date:	5-12-09

	/s/ Authorized Signatory	By:	/s/ [Illegible]
Print:	Authorized Signatory	Print:	[Illegible]
		Its:	Treasurer
/s/ Authorized Signatory
Print:	Authorized Signatory	Date:	5-12-09

CMCC:

Central Massachusetts Comprehensive Cancer Center, LLC, a Massachusetts limited liability company

By:  New England Radiation Therapy Management Services, Inc., a Massachusetts corporation, as its Manager

	/s/ James E. Bunnell	By:	/s/ David N. T. Watson
Print:	James E. Bunnell	Print:	David N. T. Watson
		Its:	Vice President
	/s/ Jelena Ahlburn	Date:	5/26/09
Print:	Jelena Ahlburn

THERIAC: Theriac Enterprises of Harrington, LLC, a Florida limited liability company

	/s/ James Bunnell	By: DDM LLC, a Florida limited liability company, its Manager
Print:	James Bunnell
	/s/ Jelena Ahlburn	By: Cheda LLC, a Florida limited liability company, its Managing Member
Print:	Jelena Ahlburn
		By:	/s/ Daniel E. Dosoretz
Daniel E. Dosoretz, its Manager

		Date:	5/9/09

EXHIBIT A-l

LEGAL DESCRIPTION OF LEASE AREA

A certain lease area located within the land of Harrington Memorial Hospital Inc., Commonwealth of Massachusetts, County of Worcester in the Town of Southbridge, located on the easterly side of Sayles Street and shown on a plan entitled “Plan Showing Improvements Within Lease Area” Harrington Memorial Hospital Sayles Street Southbridge, MA scale l”=20’ dated April 6, 2009 by Harry R. Feldman, Inc., bounded and described as follows:

Commencing at the intersection of the northwesterly sideline of Main Street and the easterly sideline of Sayles Street, thence running S 22° 09’ 05” W, a distance of 143.90 feet along the easterly sideline of Sayles Street to the point of beginning.

Thence turning and running S 68° 05’ 38” E, a distance of 109.09 feet along land of Southbridge Interfaith Hospitality Network, Inc. and land of Gladys E. Proper to a point;

Thence turning and running S 35° 27’ 08” W, a distance of 25.97 feet along land of Karl E. Langevin and Claire P. Langevin to a steel rod;

Thence turning and running S 48° 20’ 55” E, a distance of 79.50 feet along said land of Langevin to a steel rod;

Thence turning and running S 49° 14’ 38” E, a distance of 100.26 feet along land of Domenica M. DiGregorio to a point;

Thence turning and running S 50° 58’ 33” E, a distance of 97.90 along land of Elaine Derosier to an iron rod;

Thence running S 50° 58’ 33” E, a distance of 40.01 feet through land of Harrington Memorial Hospital, Inc. to a point;

Thence turning and running S 38° 44’ 17” W, a distance of 98.52 feet through land of said Harrington Memorial Hospital, Inc. to a point;

Thence turning and running S 79° 10’ 48” W, a distance of 68.08 feet to a point;

Thence turning and running S 85° 24’ 14” W, a distance of 46.39 feet to a point;

Thence turning and running N 73° 05’ 55” W, a distance of 15.89 feet to a point;

Thence turning and running N 80° 15’ 50” W, a distance of 59.43 feet to a point;

Thence turning and running N 86° 40’ 42” W, a distance of 87.32 feet to a point;

Thence turning and running S 87° 34’ 44” W, a distance of 17.63 feet to a point;

Thence turning and running S 60° 56’ 16” W, a distance of 24.40 feet to a point;

Thence turning and running S 46° 16’ 26” W, a distance of 67.26 feet to a point;

Thence turning and running S 04° 02’ 52” E, a distance of 6.50 feet to a point;

Thence turning and running S 46° 16’ 26” W, a distance 30.59 feet to a point;

Thence turning and running S 64° 12’ 39” W, a distance of 17.36 feet to a point;

Thence turning and running N 88° 42’ 31” W, a distance of 18.82 feet to a point;

Thence turning and running N 68° 00’ 53” W, a distance of 14.97 feet to a point;

Thence turning and running N 54° 20’ 35” W, a distance of 9.51 feet to a point on the easterly sideline of Sayles Street;

The last 14 courses are through land of Harrington Memorial Hospital, Inc.

Thence turning and running N 22° 09’ 05” E, a distance of 255.02 feet along said sideline of Sayles Street to a drill hole in concrete bound;

Thence turning and running S 67° 55’ 15” E, a distance of 150.00 feet along land of Octavio Aguilar to a steel rod;

Thence turning and running N 22° 09’ 05” E, a distance of 50.00 feet along land of Octavio Aguilar to a pk nail in concrete;

Thence turning and running N 67° 55’ 15” W, a distance of 150.00 feet along land of Octavio Aguilar to a drill hole on the easterly sideline of Sayles Street;

Thence turning and running N 22° 09’ 05” E, a distance of 152.00 feet along the easterly sideline of Sayles Street to the point of beginning.

Containing an area of 94,003 square feet or 2.158 acres.